UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

Catcher Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44084 Riverside Parkway, Suite 320

Lansdowne, Virginia 20176

(Address of Principal Executive Offices, including zip code)

(703) 723-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

As discussed further below under Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers, on January 24, 2008, Catcher Holdings, Inc. (the “Company”) terminated the Executive Employment Agreement between Ira Tabankin and Catcher, Inc., the Company’s wholly owned subsidiary (“Catcher”), pursuant to which, Mr. Tabankin had been acting as the Company’s Senior Vice President of Corporate Development.

On January 29, 2008, the Company received notice of termination of the Executive Employment Agreement between Denis McCarthy and Catcher pursuant to which Mr. McCarthy has been acting as the Company’s Chief Financial Officer. The Company and Mr. McCarthy are contemplating a consulting agreement pursuant to which Mr. McCarthy will continue to provide financial services until the Company completes a search for a new Chief Financial Officer.

The descriptions of the terms of the Executive Employment Agreements are qualified in their entirety by reference to the Executive Employment Agreements attached as Exhibits 10.34 and 10.33 to the Current Reports on Form 8-K filed by the Company on September 5, 2007 and February 5, 2007, respectively.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2008, Chief Executive Officer and Interim Chairman of the Board, Gary Haycox requested and received notice of resignation of Ira Tabankin from the Board of Directors effective January 24, 2008. The request was made pursuant to the Executive Employment Agreement by and between Catcher and Mr. Tabankin attached as Exhibit 10.34 to the Current Report on Form 8-K filed by the Company on September 5, 2007.

As reported above under Item 1.02, Termination of a Material Definitive Agreement, on January 24, 2008, Catcher Holdings, Inc. the Company terminated the Executive Employment Agreement between Ira Tabankin and Catcher, pursuant to which, Mr. Tabankin had been acting as the Company’s Senior Vice President of Corporate Development. Additionally, On January 29, 2008, the Company received notice of termination of the Executive Employment Agreement between Denis McCarthy and Catcher pursuant to which Mr. McCarthy has been acting as the Company’s Chief Financial Officer.

The description of the terms of the Employment Agreement set forth above is incorporated herein by reference and qualified in its entirety by reference to the Executive Employment Agreements are qualified in their entirety by reference to the Executive Employment Agreements attached as Exhibits 10.34 and 10.33 to the Current Reports on Form 8-K filed by the Company on September 5, 2007 and February 5, 2007, respectively.

On January 15, 2008, the Board of Directors approved a new Non-Employee Director Compensation Plan, pursuant to which an additional grant of 20,000 shares of restricted common stock was made to the Company’s non-employee directors, which vests on January 5, 2009, with acceleration of vesting upon the occurrence of a Change in Control (as that term is defined in the Company’s 2005 Stock Incentive Plan).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.52	Description of Non-Employee Director Compensation Terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

January 30, 2008	By:	/s/ Gary Haycox
Gary Haycox
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.52	Description of Non-Employee Director Compensation Terms.